EXHIBIT 2
                                                                       ---------


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Nancy L. Dorman and Charles W. Newhall III, and each of them, with full power to act without the other, his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to section 13 or 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 23rd day of April, 1991.


                                         /s/ Raymond L. Bank
                                         ---------------------------------------
                                         Raymond L. Bank


                                         /s/ Thomas R. Baruch
                                         ---------------------------------------
                                         Thomas R. Baruch


                                         /s/ Cornelius C. Bond, Jr.
                                         ---------------------------------------
                                         Cornelius C. Bond, Jr.


                                         /s/ Frank A. Bonsal, Jr.
                                         ---------------------------------------
                                         Frank A. Bonsal, Jr.


                                         /s/ James A. Cole
                                         ---------------------------------------
                                         James A. Cole

                                         /s/ Nancy L. Dorman
                                         ---------------------------------------
                                         Nancy L. Dorman


                                         /s/ Neal M. Douglas
                                         ---------------------------------------
                                         Neal M. Douglas


                                         /s/ John W. Glynn, Jr.
                                         ---------------------------------------
                                         John W. Glynn, Jr.


                                         /s/ Curran W. Harvey
                                         ---------------------------------------
                                         Curran W. Harvey


                                         /s/ Ronald Kase
                                         ---------------------------------------
                                         Ronald Kase


                                         /s/ C. Richard Kramlich
                                         ---------------------------------------
                                         C. Richard Kramlich


                                         /s/ Robert F. Kuhling
                                         ---------------------------------------
                                         Robert F. Kuhling


                                         /s/ Arthur J. Marks
                                         ---------------------------------------
                                         Arthur J. Marks


                                         /s/ Thomas C. McConnell
                                         ---------------------------------------
                                         Thomas C. McConnell


                                         /s/ Donald L. Murfin
                                         ---------------------------------------
                                         Donald L. Murfin


                                         /s/ H. Leland Murphy
                                         ---------------------------------------
                                         H. Leland Murphy

                                         /s/ John M. Nehra
                                         ---------------------------------------
                                         John M. Nehra


                                         /s/ Charles W. Newhall III
                                         ---------------------------------------
                                         Charles W. Newhall III


                                         /s/ Terry L. Opdendyk
                                         ---------------------------------------
                                         Terry L. Opdendyk


                                         /s/ Barbara J. Perrier
                                         ---------------------------------------
                                         Barbara J. Perrier


                                         /s/ C. Vincent Prothro
                                         ---------------------------------------
                                         C. Vincent Prothro


                                         /s/ C. Woodrow Rea, Jr.
                                         ---------------------------------------
                                         C. Woodrow Rea, Jr.


                                         /s/ Howard D. Wolfe, Jr.
                                         ---------------------------------------
                                         Howard D. Wolfe, Jr.


                                         /s/ Nora M. Zietz
                                         ---------------------------------------
                                         Nora M. Zietz

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Nancy L. Dorman and Charles W. Newhall III, and each of them, with full power to act without the other, his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to section 13 or 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 1st day of January, 1994.

                                         /s/ Peter J. Barris
                                         ---------------------------------------
                                         Peter J. Barris


                                         /s/ Debra E. King
                                         ---------------------------------------
                                         Debra E. King


                                         /s/ Peter T. Morris
                                         ---------------------------------------
                                         Peter. T. Morris


                                         /s/ Hugh Y. Rienhoff, Jr.
                                         ---------------------------------------
                                         Hugh Y. Rienhoff, Jr.


                                         /s/ Alexander Slusky
                                         ---------------------------------------
                                         Alexander Slusky


                                         /s/ Louis B. Van Dyck
                                         ---------------------------------------
                                         Louis B. Van Dyck

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Nancy L. Dorman and Charles W. Newhall III, and each of them, with full power to act without the other, his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to section 13 or 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10th day of February, 1999.


                                         /s/ Mark W. Perry
                                         ---------------------------------------
                                         Mark W. Perry


                                         /s/ Stewart Alsop II
                                         ---------------------------------------
                                         Stewart Alsop II